UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2025 (May 7, 2025)
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Skyward Specialty Insurance Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-41591 (Commission File Number)	14-1957288 (I.R.S. Employer Identification Number)
800 Gessner Road, Suite 600 Houston, Texas		77024-4284
(Address of principal executive offices)		(Zip Code)
(713) 935-4800
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	SKWD	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensator Arrangements of Certain Officers.
On May 13, 2025, Skyward Specialty Insurance Group, Inc. (the "Company"), announced that Kirby Hill, the Company’s Executive Vice President and President, Captives and Specialty Programs, will transition to the role of Chairman of Captives and Specialty Programs, focusing principally on key business development and strategic matters for the divisions. Mr. Hill will continue to serve as an Executive Vice President of the Company. Corey LaFlamme has been recruited and will assume the role of President, Captives and Specialty Programs with oversight of operational matters for the divisions.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 7, 2025, the Company held its Annual Meeting of Shareholders. The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.
The following director nominees as disclosed in the proxy statement were elected by the vote set forth below:

Nominee	For	Withheld	Broker Non-Votes
Marcia Dall	33,449,725	2,124,376	1,456,836
Anthony J. Kuczinski	24,239,234	11,334,867	1,456,836

The compensation of our named executive officers as disclosed in the proxy statement was approved in an advisory vote, as set forth below:

For	Against	Abstain	Broker Non-Votes
35,238,948	329,149	6,004	1,456,836

The frequency of future advisory votes on our named executive officers’ compensation as disclosed in the proxy statement was approved in an advisory vote, as set forth below:

For Every One Year	For Every Two Years	For Every Three Years	Abstain	Broker Non-Votes
34,818,977	3,576	734,104	17,443	1,456,837

*In accordance with the recommendation of the Company’s Board of Directors and the voting results on this advisory proposal, the Board of Directors has determined that the Company will hold future advisory votes on executive compensation every year until the next required advisory vote on the frequency of advisory votes on executive compensation, which will occur not later than the Company’s Annual Meeting of Shareholders in 2031.

The appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2025 was ratified by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
37,017,459	10,733	2,744	---

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWARD SPECIALTY INSURANCE GROUP, INC.

Date:	May 13, 2025	/s/ Patricia Ryan
Patricia Ryan
General Counsel